UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 22, 2005
(Date of earliest event reported)

The Student Loan Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6237
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On April 22, 2005, The Student Loan Corporation announced that Rodman L. Drake, Director of Jackson Hewitt, Parsons Brinckerhoff and Crystal River Capital, Inc., Chairman of Hyperion Funds, and Trustee for the Excelsior Funds, has been elected as a Director of the Company, effective as of April 22, 2005.

Mr. Drake was appointed to the Audit Committee and Compensation Committee.

A press release announcing the election of Mr. Drake was issued on April 22, 2005, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 9.01      Financial Statements and Other Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 22, 2005, issued by The Student Loan Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: April 22, 2005

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Principal Financial and Accounting
Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated April 22, 2005, issued by The Student Loan Corporation.